EXHIBIT 10.2

                         AGREEMENT FOR SALE AND PURCHASE
                           OF TELECOM BUSINESS ASSETS

BETWEEN:  Saratoga Telecom Corp., a Nevada Corporation
          8756 - 122nd Avenue NE
          Kirkland, WA  98033
                                               ("Buyer")

AND:      Internet Interview Inc., a Florida Corporation
          20533 Biscayne Blvd. Suite 320
          Aventura, FL  33180
                                               ("Seller")

                                    RECITALS

A. Seller operates a business known as "Internet Interview Inc." which, among other business activities, is developing a long distance prepaid calling technology via the internet to serve certain Central and South American countries (the "Telecom Business"). Seller owns or has the rights to software, intellectual property rights, programs, contracts and other tangible and intangible assets used in connection with the operation of the Telecom Business.

B. Buyer is a wholly-owned subsidiary of Saratoga International Holdings Corp. ("SHCC") engaged in the acquisition of businesses for its future operations including those specializing in e-commerce sales of products and services and desires to purchase substantially all the assets used or useful, or intended to be used, in the operation of Seller's Telecom Business.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties hereto do hereby agree as follows:

                                    AGREEMENT

1. Effective Date The effective date of this Agreement shall be June 15, 1999, or the date on which the last party executes an original or counterpart copy of this Agreement, whichever is later ("Effective Date").

2. Purchase and Sale At the Closing, as defined in Section 12 herein, Seller shall sell to Buyer and Buyer shall purchase from Seller the assets listed in the attached Exhibit "2.0" (the "Telecom Assets"), which is incorporated herein by this reference. The sale, transfer, assignment and delivery by Seller of the Telecom Assets to Buyer shall be effected on the Closing Date, as defined in said Section 12, by Seller's execution and delivery of documents and instruments necessary to sell, transfer, assign and deliver the Telecom Assets. At Closing, good, valid and marketable title to the Telecom Assets shall be transferred, assigned and delivered by Seller to Buyer free and clear of any and all liens, encumbrances, security interests, claims and other restrictions or charges of any kind whatsoever.

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3.   Purchase  Price for the  Telecom  Assets/Payment  of  Purchase  Price.  The
     purchase price for the Telecom Assets shall be common stock purchase warrants to purchase up to 1,000,000 shares of Buyer's parent company, SHCC's common stock. The purchase price shall be paid as follows:

     a) On and effective on the Closing Date, or as soon as practicable, thereafter SHCC shall issue to Seller or its assigns, warrants for Seller or its assigns to acquire up to 1,000,000 shares of Buyer's parent company, SHCC's common stock at $0.10 per share with terms and conditions as set forth in the attached Exhibit "3(a)" which is incorporated by this reference.

4.  Personal Service Agreements

     4.1 Employment Agreement The parties acknowledge that the willingness of Buyer to enter into this Agreement is contingent upon the ability of Buyer, as more particularly described in Section 13 herein, to retain the services of Seller's Officer, Thomas S. Morsey ("Morsey") for a minimum of thirty-six (36) months after the Closing Date. Base salary under the Employment Agreement shall be $5,000.00 per month payable on the first business day of each month covered by the Employment Agreement. The Employment Agreement shall include a provision, whereby Morsey shall be granted an option to purchase up to 250,000 shares of SHCC's common stock at $0.10 per share under SHCC's Stock Incentive Plan. The parties hereto agree to negotiate other terms and conditions of the Employment Agreement and stock options to be included therein and to execute such Employment Agreement on or before the Closing Date, which will become part of this Agreement as Exhibit "4.1".

     4.2 Consulting Agreement This Agreement is further contingent on Buyer and AJAY Enterprises Inc. ("AJAY") executing a Consulting Agreement on or before the Closing Date, which will become part of this Agreement as Exhibit "4.2".

5. Board of Directors Upon closing, Seller shall be entitled to appoint one member to SHCC's Board of Directors to serve as a Director until the next annual meeting of the shareholders of SHCC or until his or her successor shall have been duly qualified and elected.

6.  This section is left blank intentionally.

7. Due Diligence Review Buyer and Seller shall permit their respective employees, agents, accountants, legal counsel and other representatives to have access to each others books, records, employees, counsel, accountants, engineers and other representatives at all reasonable times for the purpose of conducting their respective due diligence investigation. Each party will make available to the other for examination and reproduction all documents and data of every kind and character relating to this Agreement and the transactions contemplated hereby, in possession or control of, or subject to reasonable access by either party. All such due diligence investigation shall be completed and each party shall notify the other in writing of the satisfaction or removal of this due diligence review condition within six
     (6) days of the Effective Date. Upon mutual agreement of the parties, additional time may be allowed to complete such due diligence investigation. Should a party ("Reviewing Party") become aware of any information during its due diligence investigation which, in the opinion of the Reviewing Party, could have material adverse impact on this Agreement and/or the transactions contemplated hereby, the Reviewing Party shall immediately notify the other party ("Receiving Party") in writing of such information and the concerns which such information has caused. The Receiving Party shall have a reasonable time to respond to those concerns.

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     In the event that the concerns  cannot be resolved to the  satisfaction  of the Reviewing Party, the Reviewing Party shall have the right to terminate this Agreement without further liability hereunder. Each party shall bear the costs and expenses of its own due diligence investigation hereunder, including the fees and expenses of professional advisors. Either party may terminate this Agreement during the due diligence review period described herein without any liability to the other party for damages, expenses or failure to execute the Agreement.

8. Conduct of Business: Interim Operations Upon the Effective Date of this Agreement provided for in Section 1 herein and pending the Closing and the transactions contemplated thereby, Seller shall use its best efforts to conduct its Telecom Business in a reasonable and prudent manner in accordance with its past practices, to preserve its existing business organizations and relationships with its employees, customers, suppliers and others with whom it has a business relationship, to preserve and protect its properties, and to conduct its business in compliance with applicable laws and regulations.

     8.1  Without the prior written consent of Buyer, Seller shall not:

          a)   merge into or with or consolidate with, any other corporation;

          b)   amend its articles of incorporation or bylaws;

          c) issue any capital stock or other securities, or grant or enter into any agreement to grant, any options, convertible rights, warrants, calls, or agreements relating to its securities;

          d)   enter into, or terminate, any material agreement;

          e) engage in any one or more activities or transactions outside the ordinary course of business;

          f) enter into any transaction or make any commitment which could result in any of the warranties and representations of Seller contained in this Agreement not being true and correct after the occurrence of such transaction or event.

9. Warranties and Representations of Buyer Buyer warrants and represents to Seller and Selling Shareholders as follows:

     a) Buyer is a corporation duly organized under the laws of the State of Nevada, validly existing and in good standing, is authorized to exercise all its corporate powers, rights and privileges and has the corporate power and authority to own and operate its properties and to carry on its businesses as now conducted.

     b) Buyer has all requisite legal and corporate power to execute and deliver this Agreement, consummate the transactions contemplated hereby and perform its obligations hereunder.

     c) All corporate action on Buyer's part necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and for the issuance and delivery of the consideration in payment for Seller's Assets will be taken, and this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable according to its terms.

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     d)   Neither the execution and delivery of this  Agreement nor the carrying out of any of the transactions contemplated hereby will:

          i. violate or conflict with any of the terms and conditions or provisions of the articles of incorporation or bylaws of Buyer;

          ii.  violate any legal requirement applicable to Buyer;

          iii. violate, conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, or give any other party the right to terminate, any contract or permit applicable to Buyer;

          iv. result in the creation of any lien, charge or other encumbrance on any property of Buyer; or

          v. require Buyer to obtain or make any waiver, consent, action, approval or authorization of, or registration, declaration, notice or filing with, any private non-governmental third party or any governmental authority.

     e) It has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

     f) No suit, action or other proceeding is pending or, to Buyer's best knowledge, threatened before any governmental authority seeking to restrain Buyer or prohibit entry into this Agreement or prohibit the Closing, or seeking damages against Buyer or its properties as a result of the consummation of this Agreement.

     g) The current authorized capital stock of SHCC consists of Fifty Million (50,000,000) shares of non-voting preferred stock, $0.001 per share par value, of which 377,742, 8% redeemable convertible preferred shares are issued and outstanding, and Two Hundred Million (200,000,000) shares of common stock, entitled to vote, $0.001 par value per share, of which 42,232,260 shares are issued and outstanding as of April 30, 1999. There are no other securities, options, warrants, or other rights to purchase any securities of SHCC outstanding except as set forth in the attached Exhibit "9(g)" which is incorporated herein by this reference. All outstanding securities of SHCC are duly and validly issued, are fully paid and non-assessable and were issued in compliance with all applicable federal and state securities laws.

     h) SHCC is a development stage company with little or no operating history. It's only business activity to date has been to arrange financing, hire management and other personnel and develop and implement its business development plan.

     i) The management prepared financial statements of SHCC are set forth in Exhibit "9(i)" attached hereto and incorporated by this reference. Other than as set forth therein, SHCC and Buyer have no contingent or other liabilities nor any pending outstanding claims, suits or other proceedings against them.

The warranties and representations of Buyer and SHCC set forth in hereunder are exclusive of all other representations of Buyer and SHCC in this Agreement. All representations and understandings of Buyer and SHCC are merged into this Agreement and do not survive Closing.

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10.  Warranties and Representations of Seller. Seller warrants and represents to
     Buyer, as of the date hereof, as follows:

     a.) It is a corporation duly organized under the laws of the State of Florida, validly existing and in good standing, authorized to exercise all its corporate powers, rights and privilege and has the corporate power and authority to own and operate its properties and to carry on its business as now conducted.

     b.) Seller warrants and represents to Buyer that Seller has and will have at Closing, legal and beneficial ownership of Seller's Telecom Assets, free and clear of any and all liens and encumbrances or other restrictions or limitations and has, and will have at Closing, all required legal power and authority to transfer and convey the Telecom Assets to Buyer.

     c.) It has all requisite legal and corporate power to execute and deliver this Agreement, consummate the transactions contemplated hereby and perform its obligations hereunder.

     d.) All corporate action on its part necessary for the authorization, execution, delivery and performance of all obligations under this Agreement will be taken, and this Agreement constitutes a legal, valid and binding obligation enforceable according to its terms.

     e.) There are no claims, actions, suits, investigations or proceedings against it pending or, to its knowledge , threatened in any court or before or by any governmental authority, or before any arbitrator, that might have an adverse effect on it or its business, and to its knowledge, there is no basis for any such claim, action, suit, investigation or proceeding that is likely to result in a judgment, decree or order having an adverse effect on it or its business. It is not in default under, and no condition exists that would (i) constitute a default under, or breach or violation of, any legal requirement, permit or contract applicable to its business or (ii) accelerate or permit the acceleration of the performance required under, or give any party the right, to terminate any contract.

     f.) No suit, action or other proceeding is pending or, to its knowledge, threatened before any governmental authority seeking to restrain or prohibit its entry into this Agreement or prohibit the Closing, or seeking damages against it as a result of the consummation of this Agreement.

     g.) Neither the execution and delivery of this Agreement nor the carrying out of any of the transactions contemplated hereby will:

          i. violate or conflict with any of the terms and conditions or provisions of its articles of incorporation or bylaws;

          ii.  violate any legal requirement applicable to it;

          iii. violate, conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by, or give any other party the right to terminate, any contract or permit applicable to it ;

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          iv.  result in the creation of any lien,  charge or other  encumbrance on any of its property other than as provided for herein; or

          v. require it to obtain or make any waiver, consent, action, approval or authorization of, or registration, declaration, notice or filing with, any private non-governmental third party or any governmental authority.

11.  Covenants

     11.1 Approval of Directors Prior to the effective date of this Agreement, Buyer and Seller shall each hold a special meeting of their respective Boards of Directors to approve the Agreement and the transactions contemplated thereby.

     11.2 Approval of Seller's Shareholders Seller shall (a) cause a special meeting of its shareholders to be duly called and held in accordance with the laws of the State of Florida, its Articles of Incorporation and Bylaws as soon as reasonably practicable for the purpose of voting on the adoption and approval of this Agreement, (b) recommend to its shareholders approval of the Agreement, (c) use its best efforts to obtain the necessary approval of its shareholders, and (d) take all other action necessary to effect the Closing.

     11.3 Third Party Consents Buyer and Seller each agree to use their respective best efforts to obtain, as soon as reasonably practicable, all permits, authorizations, consents, waivers and approvals from third parties or governmental authorities necessary to consummate this Agreement and the transactions contemplated hereby.

12. Closing Subject to the satisfaction of the conditions set forth in Sections 13 and 14 herein, the closing of the transactions contemplated hereby (the "Closing") shall be held at Saratoga Telecom Corp. 8756 122nd Ave. NE, Kirkland, Washington by no later than June 18, 1999, or, if all of the conditions set forth in Section 13 and Section 14 of this Agreement have not been satisfied or waived, no later than June 30, 1999. The date upon which the Closing occurs is hereinafter referred to as the "Closing Date". If by the close of business on June 30, 1999, Closing has not occurred, then either party hereto may terminate this Agreement by written notice to such effect to the other party without liability to any other party to this Agreement unless the reason for the Closing having not occurred is (i) such party's willful breach of this Agreement, or (ii) , if all of the conditions to such party's obligations set forth in Sections 13 and 14 herein have been satisfied or waived in writing by the date scheduled for the Closing, the failure of such party to perform its obligations under this Agreement on such date. However, any termination pursuant to this
     Section 12 shall not relieve any party hereto who was responsible for Closing having not occurred of liability for such party's willful breach of this Agreement or the failure of such party to perform its obligations under this Section 12 on such date.

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13.  Conditions to  Obligations  of Buyer The  obligations of Buyer to carry out the transactions contemplated by this Agreement are subject, at the option of the Buyer, to the satisfaction, or waiver by Buyer, of the following conditions:

     a) All warranties and representations of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing and Seller shall have performed and satisfied in all material respects all agreements and covenants required by this Agreement to be performed or satisfied by it at or prior to the Closing.

     b) As of the Closing Date, no suit, action, or other proceeding, shall be pending or threatened before any court or governmental agency seeking to restrain Buyer or prohibit the Closing or seeking damages against Buyer as a result of the consummation of this Agreement.

     c) Since the date of this Agreement and up to and including the Closing there have not been:

          i. any changes in the business, operations, prospects or financial condition of Seller that had or might have a material adverse effect on Seller's Telecom Business; or ii. any damage, destruction or loss to Seller that had or might have an adverse effect on its Telecom Business.

     d) Buyer shall have received the opinion of counsel to Seller, dated as of the Closing Date, addressed to Buyer and in the form and substance reasonably satisfactory to Buyer, as set forth in Exhibit "13(d)" attached hereto:

     e) Seller shall have furnished Buyer with a copy of all necessary corporate action on its behalf approving Seller's execution, delivery and performance of this Agreement.

     f) Buyer shall have completed its due diligence investigation and the results thereof have not revealed that any of the warranties and representations of Seller set forth herein are untrue or incorrect in any respect or otherwise unsatisfactory to Buyer or that exceptions, if any, have been resolved to the satisfaction of Buyer.

     g) Buyer shall have received written evidence, in form and substance satisfactory to it, of the consent to the transactions contemplated by this Agreement of all governmental and private third parties where the absence of any such consent would result in a violation of law or breach or default under any agreement to which Seller is a party.

     h) Buyer shall have entered into an Employment Agreement with Morsey, as described in Section 4.1 herein, to provide management and technical services to Buyer for a minimum of thirty-six (36) months from the Closing Date.

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     i)   Buyer shall have  entered into a Consulting  Agreement  with AJAY,  as described in Section 4.2 herein.

     j) Prior to the Closing Date, Buyer shall have secured a commitment for financing sufficient to fund Seller's initial $50,000 operating budget requirements as set forth in Exhibit "13(i)" attached hereto.

14. Conditions to Obligations of Seller The obligations of Seller to carry out the transactions contemplated by this Agreement are subject, at the option of the Seller, to the satisfaction, or waiver by Seller, of the following conditions:

     a) Buyer shall have furnished Seller with copies of all necessary corporate action on its behalf approving the execution, delivery and performance of this Agreement.

     b) All warranties and representations of Buyer contained in this Agreement shall be true and correct in all material respects as of the Closing and Buyer shall have performed and satisfied in all material respects all agreements and covenants required by this Agreement to be performed or satisfied by it at or prior to the Closing.

     c) As of the Closing Date, no suit, action, or other proceeding, shall be pending or threatened before any court or governmental agency seeking to restrain Seller or prohibit the Closing or seeking damages against Buyer or Seller as a result of the consummation of this Agreement.

     d) Seller shall have completed its respective due diligence investigations and the results thereof have not revealed that any of the warranties and representations of Buyer set forth herein are untrue or incorrect in any respect or otherwise unsatisfactory to Seller or that exceptions, if any, have been resolved to the satisfaction of Seller.

15.  Survival and Indemnification

     a) All representations and warranties of Seller made in this Agreement shall survive the Closing Date of this Agreement.

     b) Seller agrees to indemnify and hold harmless Buyer and SHCC from and against any and all damages, liabilities, obligations, penalties, fines, judgments, claims, deficiencies, losses, costs, expenses and assessments arising out of, resulting from or in any way related to
          (i) a breach of, or failure to perform or satisfy any of, the warranties and representations, covenants and agreements made by Seller in this Agreement or in any document or certificate delivered by Seller at the Closing, (ii) the existence of any liabilities or obligations of Seller.

16. News Releases Prior to Closing neither party shall issue or approve a news release or other announcement concerning the transactions contemplated by this Agreement without the prior written consent of the other as to the contents of the announcement and its release, which approval shall not be unreasonably withheld.

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17.  No Broker To the best of the  knowledge  and belief of the  parties  hereto there are no agents, brokers, finders or other persons or entities representing either party for which acquisition fees are payable in connection with this transaction.

18. Expenses Each party shall bear the costs and expenses of its own fees and expenses of professional advisors and other costs relating to this Agreement.

19. Entire Agreement This Agreement, together with all exhibits attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, by any of the parties or by any officer or representative of any party. No amendment or modification of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

20. Binding Effect This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by either party hereto without the prior written consent of the other party, which approval shall not be unreasonably withheld.

21.  Survival   of   Warranties   and   Representations   All   warranties   and
     representations, covenants and agreements by Seller shall expressly survive the Closing.

22. Governing Law This Agreement and the documents and instruments delivered pursuant hereto shall be governed by and construed in accordance with the laws of the State of Nevada. Each party hereto irrevocably submits to the jurisdiction of the court of the State of Nevada, in any action or proceeding arising out of or relating to this Agreement. Each party hereto consents to service of process by any means authorized by applicable law and waives the defense of an inconvenient form to the maintenance of such action or proceeding in any such court.

23. Severability The provisions of this Agreement are severable. If any one or more provisions may be determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, to the extent enforceable, shall nevertheless be binding and enforceable.

24. Non-Waiver Failure by any party at any time to require performance of the other party of the provisions of this Agreement shall in no way affect any party's rights hereunder to enforce the same, nor shall any such waiver by either party of any breach be held to be a waiver of any succeeding breach or waiver of this clause.

25. Remedies The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party hereto shall not preclude or constitute a waiver of its rights to use any or all other remedies. Such rights and remedies are given in addition to any other rights and remedies a party may have by law, statute or otherwise.

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26.  Attorneys'  Fees  In the  event  the  services  of an  attorney  at law are necessary to enforce any of the terms of this Agreement or to resolve any disputes arising under this Agreement, the prevailing party shall be entitled to recover its attorney's fees as determined by the appropriate trial or appellate court.

27. Counterparts and Facsimile Signature This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such part. Such facsimile copies shall constitute enforceable original documents.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the dates indicated below.

Buyer:                                  Seller:
Saratoga Telecom Corp.                  Internet Interview Inc..

By: /s/ Patrick F. Charles              By: /s/ Norman Reisch
    ----------------------                  --------------------
   Patrick F. Charles, President & CEO
Dated: 6/16/99                          Dated:  6/16/99

Buyer's Parent Company:                 Selling Shareholder:
     As to provisions of this
     Agreement involving Saratoga       /s/ Thomas S. Morsey
     International Holdings Corp.
      ("SHCC")                          Dated:  6/16/99



By: /s/ Patrick F. Charles
    -----------------------------
    Patrick F. Charles, President & CEO

Dated: 6/16/99

Page E-95

Exhibit "3(f)"

WARRANT PROVISIONS


In accordance with Section 3(c), Buyer shall issue to Seller or its assigns, Common Stock Purchase Warrants to purchase up to 1,000,000 shares of Buyer's parent company, SHCC's common stock on the following terms and conditions:

1.   The Warrants are to be issued to the following individuals:

     * Norman Reisch 500,000 Warrants
     * Tom Morsey 500,000 Warrants

2.   The exercise price shall be $0.10 per share;

3. The Warrants may be exercisable, in whole or in part, at any time following Closing; in minimum blocks of 100,000 shares each.

4. The Shares of Common Stock issuable upon the exercise of the Warrants shall be subject to restrictions on transferability under the Securities Act of 1933 and applicable state securities laws;

5. SHCC shall file an appropriate registration statement under the Securities Act of 1933 covering the shares of common stock issuable upon the exercise of the warrants and have such registration state declared effective within one year from the date of exercise of the Warrants.

6.  Term of warrant is 5 years from date of closing.

At Closing or as soon as practicable thereafter, SHCC will deliver warrant documents necessary to fulfill this provision (Section 3f) of the Agreement.

EXHIBIT "9(g)"

Except as provided for in the Agreement, SHCC granted options to purchase SHCC's stock to P. Rost & Associates in conjunction with a corporate public relations service contract between SHCC and P. Rost & Associates a copy of which will be made available to Seller on or prior to the Closing Date.

SHCC also granted options to two of its outside Directors to purchase SHCC's stock under SHCC's stock incentive plan.

EXHIBIT "9(i)"


(SHCC's financial statements to be provided by SHCC)

Page E-96
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

EXHIBIT "13(d)"

OPINION OF SELLER'S COUNSEL


                           , 1999

Patrick F. Charles, President and CEO
Saratoga Telecom Corp.
8756 - 122nd Avenue NE
Kirkland, WA  98033

Dear Mr. Charles:

We have acted as counsel to Internet Interview Inc. (the "Company"), in connection with that certain Agreement for Sale and Purchase of Telecom Business Assets, dated ______________, 1999 (the "Agreement"), between the Company and Saratoga Telecom Corp. ("Buyer"), providing for the sale of all of the Company's telecom business assets.

This opinion is being rendered pursuant to Section 13(d) of the Agreement. Unless otherwise defined herein, the definitions of capitalized terms used in this opinion shall be the same as those set forth in the Agreement.

In arriving at this opinion, we have examined originals or copies, certified to our satisfaction, of the following:

1.  The Agreement;

2.  The Articles of Incorporation and by-laws of the Company;

3.  The corporate records of the Company;

4. Such other records, documents and papers as we deemed necessary to examine for purposes of this opinion.

Based on the above, and subject to the qualifications set forth below, it is our opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full power to carry on its business as it is now being conducted and is duly qualified to do business and is in good standing as a foreign corporation in all other states where the nature of such Company's business or the location of such Company's assets make such qualification necessary and where the failure to so qualify would have a material adverse effect on such Company or its assets.

2. The Company has full corporate power and authority to enter into the Agreement, and perform its obligations thereunder, and the execution, delivery and performance of the Agreement by the Company have been duly and validly authorized by all requisite corporate action and the Agreement has been duly executed and delivered by the Company.

Page E-97

3. The Agreement is valid and binding upon the Company and is enforceable against the Company in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of the Company under the Agreement is, with respect to the availability of equitable remedies, also subject to general principles of equity and the discretion of the court having jurisdiction thereof.

4. Neither the execution nor delivery of the Agreement by the Company nor the consummation of the transactions contemplated thereby will constitute a default or an event which would with notice or lapse of time or both constitute a default under or violation or breach of (i) the Company's Articles of Incorporation or Bylaws, or (ii) to the best of our knowledge, any material indenture, license, lease, agreement or other instrument or any writ, judgment, or decree to which any Company is a party or by which any Company or its properties may be bound nor would such execution, delivery or consummation constitute an event which would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or obligation of any Company or an event that would result in the creation or imposition of any lien or encumbrance on any asset of any Company.

5. No action of or filing with any governmental or public body or authority is required to authorize or is otherwise required for the validity of execution, delivery and performance by the Company of the Agreement.

6. We do not know of or have reason to believe that the Company is a party to any pending suit, action, investigation or inquiry by any governmental body, or arbitration proceedings or any material labor dispute relating to or affecting any Company, its assets or its business.

7. No fact or circumstance has come to our attention which gives us cause to believe that any representation or warranty by any Company set forth in the Agreement is untrue in any material respect.

8. To the best of our knowledge, there is no governmental permit, license, certificate of inspection, authorization, filing or registration which is material to the Company's business and which has not been secured or made. None of the transactions contemplated by the Agreement will terminate or violate, either by virtue of the terms thereof or because of the non-assignability thereof, any governmental permit, license, certificate of inspection, other authorization, filing or registration necessary to the conduct of the Company's business.

We have assumed that documents we have reviewed in connection with this opinion which purport to have been executed by parties other than the Company have been duly executed by such parties and that such parties had all requisite power to enter into and perform all obligations thereunder, that execution and delivery thereof has been duly authorized by all requisite action and that the subject instruments are valid and binding upon said parties.

Page E-98

We have assumed the authenticity of all documents submitted to us as originals, and the conformity to originals of all documents submitted to us as copies.

                                  EXHIBIT "4.1"

                              Employment Agreement

DATE:          June 16, 1999


PARTIES: Saratoga Telecom, Corp, a wholly-owned subsidiar (the "Company") of Saratoga International Holdings Corp.
               8756 - 122nd Avenue NE
               Kirkland, WA  98033


               Tom Morsey                                         ("Employee")




                                     RECITAL

     The Company desires to employ and retain the unique experience, abilities, and services of Employee to perform certain duties pursuant to the terms and conditions described herein.

                                    AGREEMENT

     The parties agree as follows:

     1.  EMPLOYMENT

          1.1 Term. The Company agrees to employ Employee as President - Chief Operating Officer for a term commencing on June 16, 1999 and continuing until terminated in accordance with Section 5 herein. Employee acknowledges that his initial hire date is June 16, 1999.

Page E-99

          1.2 Duties. Employee accepts employment with the Company on the terms and conditions set forth in this Agreement, and agrees to devote his full time and attention (reasonable periods of illness excepted) to the performance of his duties as President - Chief Operating Officer under this Agreement. Employee shall perform his duties and shall exercise such specific authority as may be assigned to Employee from time to time. In performing such duties, Employee shall be subject to the direction and control of the Board of Directors of the Company. Employee further agrees that in all aspects of such employment, Employee shall comply with the policies, standards, and regulations of the Company established from time to time, and shall perform his duties faithfully, intelligently, to the best of his ability, and in the best interest of the Company. The devotion of reasonable periods of time by Employee for personal purposes, outside business activities, or charitable activities shall not be deemed a breach of this Agreement, provided that such purposes or activities do not materially interfere with the services required to be rendered to or on behalf of the Company.

     2.  COMPENSATION

          2.1 Compensation. The compensation to be paid Employee for services rendered under this Agreement shall be as set forth in schedule A attached hereto.

          2.2 Other Benefits. Base compensation and any bonus compensation paid to Employee shall be in addition to any contribution made by the Company for the benefit of Employee to any qualified retirement plan which may be established by the Company for the exclusive benefit of its employees. The Company shall provide to Employee and Employee's family the same benefits that the Company may provide to other similarly employed personnel and their families, subject to Employee's satisfaction of the respective eligibility conditions for such benefits.

Page E-100

     3.  CONFIDENTIALITY

          3.1 Confidentiality. Employee acknowledges and agrees that all planning information, lists of the Company's clients, financial information, and other Company data related to its business ("Confidential Information") are valuable assets of the Company. Except for information that is a matter of public record, Employee shall not, during the term of this Agreement or after the termination of employment with the Company, disclose any Confidential Information to any person or use any Confidential Information for the benefit of Employee or any other person, except with the prior written consent of the Company.

          3.2 Return of Documents. Employee acknowledges and agrees that all originals and copies of records, reports, documents, lists, plans, drawings, memoranda, notes, and other documentation related to the business of the Company or containing any Confidential Information shall be the sole and exclusive property of the Company, and shall be returned to the Company upon the termination of employment with the Company or upon the written request of the Company.

          3.3 Injunction. Employee agrees that it would be difficult to measure damage to the Company from any breach by Employee of Section 3.1 or 3.2 and that monetary damages would be an inadequate remedy for any such breach. Accordingly, Employee agrees that if Employee shall breach or take steps preliminary to breaching
               Section 3.1 or 3.2, the Company shall be entitled, in addition to all other remedies it may have at law or in equity, to an injunction or other appropriate orders to restrain any such breach, without showing or proving any actual damage sustained by the Company.

          3.4 No Release. Employee agrees that the termination of employment with the Company or the expiration of the term of this Agreement shall not release Employee from any obligations under Section 3.1, 3.2 or 3.3.

Page E-101

     4.   EXPENSES

          Employee shall be entitled to reimbursement from the Company for reasonable expenses necessarily incurred by Employee in the performance of Employee's duties under this Agreement, upon presentation of vouchers indicating in detail the amount and business purpose of each such expense and upon compliance with the Company's reimbursement policies established from time to time.

     5.  TERMINATION

          5.1 Term of Agreement. The term of this Agreement shall be for three years beginning with the initial hire date set forth in Section
               1.1 to this Agreement unless terminated in accordance with the provisions set forth herein. This Agreement may be terminated at any time upon the mutual written agreement of the Company and Employee.

          5.2 Immediate Termination. The employment of Employee by the Company may be terminated immediately in the sole discretion of the Company upon the occurrence of any one of the following events:

               5.2.1Employee  willfully  and  continuously  fails or  refuses to comply with the policies, standards, and regulations of the Company established from time to time;

               5.2.2Employee engages in fraud,  dishonesty,  or any other act of misconduct in the performance of Employee's duties on behalf of the Company;

               5.2.3Employee  fails to perform any  provision of this  Agreement to be performed by Employee;

Page E-102

               5.2.4All or  substantially  all the  assets  of the  Company  are sold, transferred, or otherwise disposed of, the Company's assets are distributed to its shareholders in liquidation, or the Company's business is discontinued; or

               5.2.5Employee  suffers a permanent  disability.  For  purposes of this Agreement. "permanent disability" shall be defined as Employee's inability, due to illness, accident, or other cause, to perform the majority of Employee's usual duties for a period of ninety (90) days or more despite reasonable accommodation by the Company.

          5.3 Proration of Base Compensation. Upon the termination of employment, the base compensation payable to Employee pursuant to
               Section 3.1 shall be prorated to the date of such termination. In addition, Employee shall receive any previously earned but unpaid bonus compensation.

    6.  REPRESENTATIONS AND WARRANTIES OF EMPLOYEE

     Employee represents and warrants to the Company that there is no employment contract or any other contractual obligation to which Employee is subject which prevents Employee from entering into this Agreement or from performing fully Employee's duties under this Agreement.

     7.  COVENANT NOT TO COMPETE

     For a period  of five (5)  years  from the  initial  hire date set forth in
Section 1.1 of this Agreement and including and during the term of his employment under this Agreement, Employee shall not, directly or indirectly, as proprietor, partner, limited partner, member of a limited liability company, shareholder, officer, director, employee, agent or representative, engage in a Competitive Business Activity. "Competitive Business Activity" shall mean the

Page E-103
usual and customary products and services provided by the Company. In addition, during the five year term set forth in this Section 7, Employee shall not, directly or indirectly, hire the employees of the Company to engage in a Competitive Business Activity nor shall Employee solicit any employees or customers to leave the Company.

     The parties hereto acknowledge that consideration for Employee to enter into this covenant not to compete is included in this Agreement.

     8.   MISCELLANEOUS PROVISIONS

          8.1 The waiver by either the Company or Employee of a breach of any provision of this Agreement will not operate by either the Company or Employee as a waiver of any subsequent breach by either the Company or Employee.

          8.2 This Agreement shall be binding upon and shall inure to the benefit of both the Company and Employee and their respective successors, heirs, and legal representatives; however, neither this Agreement nor any rights hereunder may be assigned by either the company or Employee without the written consent of the other party.

          8.3 No amendment or variation of the terms and conditions of this Agreement shall be valid unless it is in writing and signed by the Company and Employee.

          8.4 In the event suit or action is instituted to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover from the other party such sum as the Court may adjudge reasonable as attorney's fees at trial or on appeal, in addition to all other sums provided by law.

     IN WITNESS WHEREOF, this Agreement is executed on the day and year first above written.

"Company"                     Saratoga Telecom Corp.

                              By:  /s/ Patrick F. Charles
                              ---------------------------
                              Patrick F Charles, President & CEO

"Employee"                    /s/ Thomas S. Morsey
                              --------------------
                              Tom Morsey

Page E-104

                                   SCHEDULE A

                                       TO

                          Employment Agreement Between

                      Saratoga Telecom Corp. and Tom Morsey

Compensation

     Base Salary

     Base salary $5,000 per month payable on the first day of each month throughout the term of this agreement.

     Performance Incentive Bonus

     A performance incentive bonus to be determined by the Board of Directors.

     Employee Stock Options

     Employee shall be entitled to receive options of up to 250,000 shares of the parent company, Saratoga International Holdings Corp. ("SIHC") exercisable at $0.10 per share subject to the terms and conditions set forth in SIHC's Stock Incentive Plan.

Automobile Allowance

     Employee shall be entitled to receive an allowance for business use of Employee's vehicle of $500.00 per month payable the first day of each month throughout the term of this agreement. Employee shall be responsible for all expenses relating to Employee's vehicle and for maintaining proper records for income tax reporting purposes. Employee shall secure an endorsement from Employee's insurance carrier naming the Company as additional beneficiary with comprehensive liability coverage of not less than $500,000 per occurrence.

Page E-105

                                   Exhibit 4.2

                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into this day of June, 1999, by and between AJAY Enterprises Inc., (the "Consultant"), whose principal place of business is 20533 Biscayne Blvd. Suite #320, Avenutra FL 33180 and Saratoga Telecom Corp. (the "Company"), whose principal place of business is at 8756 - 122nd Avenue NE, Kirkland, WA 98033.

     WHEREAS, the Consultant is in the business of providing management consulting and advisory services; and

     WHEREAS, the Company deems it to be in its best interest to retain the Consultant to render to the Company management consulting and advisory services, and

     WHEREAS, the Consultant is ready, willing and able to render such consulting and advisory services to the Company as hereinafter described on the terms and conditions more fully set forth below.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Consulting Services. The Company hereby retains the Consultant as an independent consultant to the Company and the Consultant hereby accepts and agrees to such retention. The Consultant shall render to the Company such services as set forth on Exhibit A, attached hereto and by reference incorporated herein.

     It is acknowledged and agreed by the Company that the Consultant carries no professional licenses, other than any that may be listed on Exhibit A, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker-dealer within the meaning of applicable state and federal securities laws. It is further acknowledged and agreed by the Company that the consulting advisory services to be provided to the Company hereunder shall not be rendered in connection with the offer and sale of Securities in a capital raising transaction.

Page E-106

2. Independent Contractor. The Consultant agrees to perform its consulting duties hereto as an independent contractor. Nothing contained herein shall be considered to create the relationship of employer-employee between the parties to this Agreement. The Company shall not be liable to third parties for the acts of the Consultant or its servants or agents, in performing the consulting duties hereunder, except in the case of damages or injuries caused directly by the Company's agents or employees, or if the Consultant shall have been acting on behalf of the Company. The Company shall not make social security, workers' compensation or unemployment insurance payments on behalf of the Consultant. The parties hereto acknowledge and agree that the Consultant cannot guarantee the results or effectiveness of any of the services rendered or to be rendered by the Consultant hereunder. Rather, the Consultant shall use its best efforts to conduct its services and affairs in a professional manner and in accordance with good industry practice.

3. Time, Place and Manner of Performance. The Consultant shall be available for advice and counsel to the officers and directors of the Company at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined in the sole discretion of the Consultant.

4. Term of Agreement. The term of this Agreement shall be as set forth in Exhibit B.

5. Compensation. In full consideration of the services to be provided for the Company by the Consultant, as fully set forth in Exhibit A, upon execution of this Agreement, the Company agrees to compensate the Consultant in the manner set forth on Exhibit B.

6. Expenses. The Company shall reimburse the Consultant for all pre-approved expenses and disbursements incurred by the Consultant on behalf of the Company in connection with the performance of the consulting services pursuant to this Agreement. The Consultant shall be solely responsible for all other expenses and disbursements anticipated to be made in connection with its performance under this Agreement.

Page E-107

7.   Termination.

     (a) This Agreement shall terminate upon the Company's dissolution, bankruptcy, insolvency, inability to meet its current financial obligations or refusal to reimburse the Consultant for expenses incurred for the account of the Company.

     (b) Without excusing the Company's obligations under Section 5 herein above, which shall continue to be effective, the Consultant shall have the right and discretion to immediately terminate this Agreement should the Company violate any law, ordinance, permit or regulation of any governmental entity, or should the Company in any way misrepresent or omit to disclose any relevant fact on the financial and legal condition of the Company that would impair the Consultant's ability to perform hereunder.

8. Work Product. It is agreed that all information and materials produced for the Company shall be the property of the Consultant, free and clear of all claims thereto by the Company, and the Company shall retain no claim of authorship therein.

9. Confidentiality. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information of the Company and its affiliates that are valuable, special and unique assets and property of the Company and such affiliates. The Consultant will not, during or after the term of this Agreement, disclose, without the prior written consent or authorization of the Company, any of such information to any person, except to authorized representatives of the Consultant or its affiliates, for any reason or purpose whatsoever. In this regard, the Company agrees that such authorization or consent to disclose may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

10. Conflict of Interest. The Consultant shall be free to perform services for other persons. The Consultant will notify the Company of its performance of the Consultant services for any other person which could conflict with its obligations under the Agreement. Upon receiving such notice, the Company may terminate this Agreement or consent to the Consultant's outside consulting activities; failure to terminate this Agreement, within seven
     (7) days of receipt of written notice of conflict, shall constitute the Company's ongoing consent to the Consultant's outside consulting services.

Page E-108

11. Disclaimer of Responsibility for Acts of the Company. The obligations of the Consultant described in this Agreement consist solely of the furnishing of information and advice to the Company in the form of services. In no event shall the Consultant be required by this Agreement to represent or make management decisions for the Company. All final decisions with respect to acts and omissions of the Company or any affiliates and subsidiaries, shall be those of the Company or such affiliates and subsidiaries, and the Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Company as a consequence of such acts or omissions.

12. Indemnity by the Company. The Company shall protect, defend, indemnify and hold the Consultant and its assigns and attorneys, accountants, employees, officer and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from or relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Company herein; or (b) any legal action, including any counterclaim, to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Company herein; or (c) negligent actions or omissions of the Company or any employee or agent of the Company, or any reckless or willful misconduct, occurring during the term hereof with respect to any of the decisions made by the Company.

13. Notices. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail to the principal office of each party.

14. Waiver of Breach. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

15. Assignment. This Agreement and the rights and obligations of the Consultant hereunder shall not be assignable without the written consent of the Company.

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

16. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada. The negotiation, execution, delivery, consummation hereof, and the performance of and consideration for this Agreement shall be deemed to have taken place in Las Vegas, Nevada, Any suit, dispute, litigation, action, claim, and/or proceeding in connection herewith, the subject matter hereof or between the parties hereto, will be brought, prosecuted and resolved solely and exclusively in the courts of the State of Nevada, Las Vegas. Each party hereto hereby consents to the personal jurisdiction of the State of Nevada for all actions, disputes, litigation, claims, suits, and/or proceedings arising out of this Agreement or the subject matter hereof, whether based on tort, contract, warranty, misrepresentation, fraud, or otherwise, in any way related hereto or arising herefrom including, but not limited to, the termination hereof.

17. Severability. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

18. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements and negotiations between the parties.

19. Waiver and Modification. Any waiver, alteration modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, from time to time, may waive any of its rights hereunder without effecting a waiver with respect to any subsequent occurrences or transactions hereof.

20. Attorneys' Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any damages assessed, its attorneys' fees and court costs incurred in litigating or otherwise settling or resolving such dispute. In construing this Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

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

21. Liquidated Damages. The Company and the Consultant hereby acknowledge and agree that any default hereunder by the Company will cause damage to the Consultant in an amount difficult to ascertain. Accordingly, the Company agrees that, upon a default of this Agreement by the Company, the Consultant shall retain all compensation provided for under Section 5 as liquidated damages, as the Consultant's sole legal and equitable remedy.

22. Counterparts and Facsimile Signatures. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

THE CONSULTANT:

AJAY Enterprises Inc.


By:  /s/ Norman Reisch
    ------------------

THE COMPANY:

Saratoga Telecom Corp.


By:  /s/ Patrick F. Charles
     ----------------------
     Patrick F. Charles, President / CEO

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                                      163

EXHIBIT A

The Consultant agrees to provide the following services to the Company:

The Consultant shall provide services to the Company as an independent management consultant to assist the Company as mutually agreed upon from time to time. The Consultant shall make itself available to consult with the Company's board of directors, officers, employees and representatives and agents of the Company at reasonable times, concerning matters pertaining to the overall business and financial operations of the Company, as well as the organization of the administrative staff of the Company, the fiscal policy of the Company and in general, concerning any problem of importance concerning the business affairs of the Company.

The Consultant will not perform any activities that could subject the Consultant or the Company to any allegation of violations of Federal or applicable state securities law.

THE Consultant:

AJAY Enterprises Inc.


By:  /s/ Norman Reisch

Date:  6/16/99

Saratoga Telecom Corp.


By:  /s/ Patrick F. Charles
   ------------------------
     Patrick F. Charles, President / CEO


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                                      164

EXHIBIT B

The Company agrees to compensate the Consultant as follows:

Fees

For all services rendered by the Consultant under this Agreement, the Company shall pay the Consultant Five thousand dollars ($5,000) per month for one year beginning with the Effective Date of this Agreement. Each payment shall be due and payable at the beginning of the period.

Stock Options

Consultant shall be entitled to receive options of up to 250,000 shares of the parent company, Saratoga International Holdings Corp. ("SHCC") exercisable at $0.10 per share subject to the terms and conditions set forth in SHCC's Stock Incentive Plan.

Terms

This agreement shall expire and terminate the earlier of the occurrence of any of the following events:

1. The date upon which Internet Interview Inc. sells or otherwise disposes its internet resume data base technology.

2.   One year from the date of this Agreement.

In any event, this agreement may be extended by mutual agreement of the parties.

THE Company:

Saratoga Telecom Corp.


By:  /s/ Patrick F. Charles
     ----------------------
     Patrick F. Charles, President / CEO


Date:  6/16/99

THE CONSULTANT:

AJAY Enterprises Inc.


By:  /s/ Norman Reisch
     -----------------
EXHIBIT 13(i)

Operating Budget Requirements (to be provided by seller prior to Closing)

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